AMENDMENT NUMBER TWO
to the
SECOND AMENDED AND RESTATED
MASTER SELLER’S WARRANTIES AND SERVICING AGREEMENT
dated as of October 1, 2001 as amended and restated to and including may 1, 2004 by and between
NATIONAL CITY MORTGAGE CO.
and
UBS REAL ESTATE SECURITIES INC.

This AMENDMENT NUMBER TWO (this “Amendment”) is made this 4th day of February, 2005, by and between NATIONAL CITY MORTGAGE CO, having an address at 3232 Newmark Drive, Miamisburg, Ohio 45342 (the “Company”) and UBS REAL ESTATE SECURITIES INC., having an address at 1285 Avenue of the Americas, New York, New York 10019 (the “Purchaser”), to the Second Amended and Restated Master Seller’s Warranties and Servicing Agreement, dated as of October 1, 2001 as amended and restated to and including May 1, 2004, as amended, by and between the Company and the Purchaser (the “Agreement”).

RECITALS

WHEREAS, the Company has requested that the Purchaser agree to amend the Agreement as provided below; and

WHEREAS, the Company and the Purchaser have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.

Amendments.

(A)

Effective as of February 4, 2005, subpart (rr) of Section 3.02 of the Agreement is hereby amended by deleting such subpart in its entirety and replacing it with the following:

(rr) No Mortgagor was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single premium credit life, disability, unemployment, property, mortgage, accident or health insurance policy in connection with the origination of the Mortgage Loan; None of the proceeds of the Mortgage Loan were used to purchase or finance single-premium credit life or disability insurance policies or any comparable insurance;

(B)

Effective as of February 4, 2005, Section 3.03 of the Agreement is hereby amended by deleting the last sentence of the first paragraph of Section 3.03 and replacing it with the following:

Notwithstanding anything herein to the contrary, for the purposes of this Section 3.03, a breach of the representations and warranties in subsections 3.02 (oo), (pp), (rr), (vv), (aaa), (ddd) and (uuu) shall be deemed to materially and adversely affect the value of the related Mortgage Loan and the Purchaser’s interest therein.

SECTION 2.

Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3.

Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 4.

Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 5.

Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[signature page to follow]

IN WITNESS WHEREOF, the Company and the Purchaser have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

NATIONAL CITY MORTGAGE CO.
(Company)

By:______________________________
Name:
Title:

UBS REAL ESTATE SECURITIES INC.
(Purchaser)

By:______________________________
Name:
Title:

By:______________________________
Name:
Title: